UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
350 Mission Street, 10th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 10, 2023, the Board of Directors (the “Board”) of Yelp Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Restated Bylaws”), which became effective the same day, to:
•update provisions regarding the manner in which a meeting of stockholders may be adjourned without having to provide additional notice and the availability of a list of stockholders entitled to vote at a meeting of stockholders, in each case to reflect recent amendments to the Delaware General Corporation Law;
•update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than nominations pursuant to the Company’s proxy access bylaw provisions and proposals to be included in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including:
◦requiring additional background information and disclosures from nominating or proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies as the Board may reasonably request; and
◦to address matters related to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”), such as providing the Company with a remedy if a stockholder fails to satisfy certain requirements under the Universal Proxy Rules and requiring stockholders who intend to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of certain requirements under the Universal Proxy Rules at least five business days before the applicable meeting;
•require that a stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white; and
•make certain other administrative, modernizing, clarifying and conforming changes.
The preceding description of the changes contained in the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Yelp Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 15, 2023	YELP INC.
		By:	/s/ David Schwarzbach
David Schwarzbach
Chief Financial Officer